ACQUISITIONS, GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2022
Acquisitions Goodwill And Intangible Assets
ACQUISITIONS, GOODWILL AND INTANGIBLE ASSETS

NOTE 3 - ACQUISITIONS, GOODWILL AND INTANGIBLE ASSETS

Goodwill from 2019 Reverse Merger with Oncotelic and Merger with PointR

The Company completed the reverse merger with Oncotelic Inc. (“Merger”) in April 2019. The Company completed the merger with PointR Data Inc (“PointR Merger”) in November 2019. For more details on the two mergers, refer to our 2020 Annual Report on Form 10-K for the year ended December 31, 2020 filed by the Company on April 15, 2021.

The Oncotelic merger gave rise to Goodwill of approximately $4.9 million. Upon the non-financial sale of our asset as contribution to our equity method investment, we derecognized the balance of the carrying value of our goodwill of approximately $4.9 million from the Oncotelic Merger in accordance with our policy and authoritative accounting guidance.

Further, we added goodwill of $16,182,456 upon the completion of the Merger with PointR.

We have one operating segment and reporting unit. Accordingly, our review of goodwill impairment indicators was performed at the entity-wide level. In performing our annual impairment assessment, we determined if we should qualitatively assess whether it was more likely than not the fair value of goodwill was less than its carrying amount (the qualitative impairment test). The factors we considered in the assessment included our market capitalization, general macroeconomic conditions, conditions specific to the industry and market and whether there had been sustained declines in our share price. If we concluded, it was more likely than not, the fair value of the reporting unit was less than its carrying amount, or elected not to use the qualitative impairment test, a quantitative impairment test would be performed.

We used our market capitalization as an indicator of fair value. While we believe the fair value measurement need not be based solely on the quoted market price of an individual share of our Common Stock, and that we also could consider the impact of a control premium in measuring the fair value of its reporting unit. In the absence of any other valuation metrics, the Company believed using a control premium utilized would not be appropriate under the current circumstances. We also considered some other market comparables, trends in our stock price as well as the industry over a period of two successive quarters and prospective quarter to evaluate whether the fair value of our reporting unit was greater than our carrying amount. As such, we performed a quantitative impairment assessment of goodwill for our single reporting unit at the end of 2022, due to a sustained decline in our market capitalization and an increase in negative economic outlook for biotech markets We estimated and reconciled the fair value of our reporting unit utilizing our market capitalization based on the stock price of our Common Stock as of December 31, 2022. Before completing our goodwill impairment test, we first tested our indefinite-lived intangible asset then our remaining long-lived assets for impairment. We concluded our indefinite-lived intangible assets were not impaired. Based on the market capitalization, we further concluded the fair value of our single reporting unit was less than its carrying value and therefore recognized an impairment charge of $4.1 million during the year ended December 31, 2022. The calculation of the impairment charge included substantial fact-based determinations and estimates. The goodwill impairment charge is reflected as goodwill impairment in the consolidated statements of operations for the year ended December 31, 2021.

A summary of our goodwill as of December 31, 2022 and 2021 is shown below:

	December 31, 2022	December 31, 2021
Balance at beginning of the year ended	$21,062,455	$21,062,455
Less: Derecognition upon recording of gain on non-financial asset	(4,880,000)	-
Less; Goodwill impairment due to market capitalization	(4,111,079)	-

Balance at the end of the year ended	$12,071,376	$21,062,455

In general, the goodwill is tested on an annual impairment date of December 31, unless we observe any further deterioration in our market capitalization, in which case we may, depending on the materiality of the impairment, record an impairment at the end of other reporting periods.

Assignment and Assumption Agreement with Autotelic, Inc.

In April 2018, Oncotelic Inc. entered into an Assignment and Assumption Agreement (the “Assignment Agreement”) with Autotelic Inc., an affiliate company, and Autotelic LLC, an affiliate company, pursuant to which Oncotelic acquired the rights to all intellectual property (“IP”) related to a patented product. As consideration for the Assignment Agreement, Oncotelic Inc. issued 204,798 shares of its Common Stock for a value of $819,191. The Assignment Agreement also provides that Oncotelic Inc. shall be responsible for all costs related to the IP, including development and maintenance, going forward.

Intangible Asset Summary

In April 2018, Oncotelic Inc. entered into an Assignment and Assumption Agreement (the “Assignment Agreement”) with Autotelic Inc., an affiliate company, and Autotelic LLC, an affiliate company, pursuant to which Oncotelic acquired the rights to all intellectual property (“IP”) related to a patented product. As consideration for the Assignment Agreement, Oncotelic Inc. issued 204,798 shares of its Common Stock for a value of $819,191. The Assignment Agreement also provides that Oncotelic Inc. shall be responsible for all costs related to the IP, including development and maintenance, going forward.

The following table summarizes the balances as of December 31, 2022 and 2021, respectively, of the intangible assets acquired, their useful life, and annual amortization:

	December 31, 2022	Remaining Estimated Useful Life (Years)
Intangible asset – Intellectual property	$819,191	16.00
Intangible asset – Capitalization of license cost	190,989	16.00
	1,010,180
Less Accumulated Amortization	(201,180)
Less: Derecognition of carrying value upon transfer of non-financial asset	(809,000)
Total	$-

	December 31, 2021	Remaining Estimated Useful Life (Years)
Intangible asset – Intellectual property	$819,191	17.00
Intangible asset – Capitalization of license cost	190,989	17.00
	1,010,180
Less Accumulated Amortization	(188,339)
Total	$821,841

Amortization of identifiable intangible assets for the year ended December 31, 2022 and 2021 was $12,841 and $51,365, respectively. Upon the non-financial sale of our asset as contribution to our equity method investment of approximately $0.8 million, we derecognized the balance of the carrying value of our intangibles in accordance with our policy and authoritative accounting guidance.

There will be no future yearly amortization expense related to our intangibles.

In-Process Research & Development (“IPR&D”) Summary

The IPR&D assets were acquired in the PointR Merger during the year ended December 31, 2019. Since January 2021, the Company has determined that the IPR&D should be reported as an indefinitely lived asset and therefore will evaluate, on an annual basis, for any impairment on the IPR&D and will record an impairment if identified. The Company evaluated the qualitative conditions to see if the asset was impaired and concluded that the assets were not impaired. The balance of IPR&D as of December 31, 2022 and December 31, 2021 was $1,101,760. For more information on the IPR&D, please refer to our 2021 Annual Report on Form 10-K filed with the SEC on April 15, 2022.